UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2022

DORCHESTER MINERALS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (214) 559-0300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interest	DMLP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 2, 2022, the Partnership issued a press release announcing the entry into a contribution and exchange agreement (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On March 2, 2022, Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), entered into a non-taxable Contribution and Exchange Agreement, (the “Contribution and Exchange Agreement”), with unrelated third parties (the “Contributors”) the terms and conditions of which provide for the Contributors to contribute certain interests in oil and gas properties, rights and related assets (the “Properties”) to the Partnership in exchange for 570,000 common units representing limited partnership interests in the Partnership. The Properties consist of mineral and royalty interests representing approximately 3,600 net royalty acres located in 13 counties across Colorado, Louisiana, Ohio, Oklahoma, Pennsylvania, West Virginia and Wyoming. The Contribution and Exchange Agreement includes customary representations, warranties, covenants and indemnities of the Partnership and the Contributors and also provides for the Contributors to pay the Partnership at closing an amount of cash equal to the aggregate amount of cash receipts from or attributed to the Properties that are received by the Contributors during the period beginning on January 1, 2022 and ending on March 31, 2022.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

99.1	Press release dated March 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.
	by:	Dorchester Minerals Management LP its general partner
	by:	Dorchester Minerals Management GP LLC
its General Partner

Date: March 2, 2022	By: /s/	William Casey McManemin
William Casey McManemin
Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit

99.1	Press release dated March 2, 2022.